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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date earliest event reported): August 19, 2004




                               FEDERAL SCREW WORKS
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




                                    Michigan
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)




          0-1837                                     38-0533740
   -----------------------                 ---------------------------------
   (Commission File Number)                (IRS Employer Identification No.)




             20229 Nine Mile Road, St. Clair Shores, Michigan 48080
             ------------------------------------------------------
                    (Address of Principal Executive Offices)



         Registrant's telephone number including area code: 586-443-4200



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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
           AND EXHIBITS.

(c)        Exhibits

                (1)    99.1   Press Release dated August 18, 2004



ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                On August 18, 2004, Federal Screw Works issued a press release setting forth its financial results for the fiscal year ended June 30, 2004. A copy of the press release is furnished herewith as exhibit 99.1.




                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FEDERAL SCREW WORKS




                                             By:   /s/   W. T. ZurSchmiede, Jr.
                                                   ----------------------------

                                                   W. T. ZurSchmiede, Jr.
                                                   Chairman of the Board,
                                                   Chief Financial Officer


Date:   August 19, 2004










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                                Index to Exhibits




Exhibit No.          Description
-----------          -----------

99.1                 Press Release dated August 18, 2004